SUPPLEMENT TO THE
FIDELITY PURITAN(registered trademark) FUND SEPTEMBER 29,1998
PROSPECTUS
The following information replaces similar information found in the "How To Buy Shares" section on page 18.
These minimums may be lower for investments through a Fidelity
GoalPlannerSM account.